Prospectus



First Southwest Prime Income Fund

Shares of Short Term Income Fund, Inc. - Money Market Portfolio

June 14, 2002

                A money market fund whose investment objective is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Prospectus relates to the First Southwest Prime Income Fund Class of the Money Market Portfolio only ("FSW shares").

                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                1700 PACIFIC AVENUE
                SUITE 500
                DALLAS, TX 75201
                (214) 953-4000

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                 Table of Contents

                 3    Risk/Return Summary: Investments, Risks and Performance
                 6    Risk/Return Summary: Fee Table
                 7    Investment Objectives, Principal Investment Strategies
                      and Related Risks
                 9    Management, Organization and Capital Structure
                10    Shareholder Information
                13    Distribution Arrangements














PROSPECTUS                             2

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Risk/Return Summary:
Investments, Risks and Performance

Investment Objective

The objective of the Money Market Portfolio (the "Portfolio") is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that the Portfolio will achieve its investment objective.

Principal Investment Strategies

The Portfolio is a money market fund which invests in high quality, short-term debt instruments. The Portfolio seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Portfolio seeks to achieve its objective by investing in: (i) United States Government Securities; (ii) securities issued by foreign governments and other foreign issuers; (iii) bank obligations; (iv) commercial paper and certain debt obligations; and (v) repurchase agreements.

Principal Risks

o Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

o The value of the Portfolio's shares and the securities held by the Portfolio can each decline in value.

o The amount of income the Portfolio generates will vary with changes in prevailing interest rates.

o An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The Portfolio may contain securities issued by foreign governments and other foreign issuers. Debt obligations of foreign issuers may be subject to additional investment risks compared to an investment in debt obligations of domestic issuers. Such additional risks include future adverse political or economic developments in a foreign jurisdiction and sudden changes in foreign laws regarding the regulation of and rights attached to such investments.


                                       3                              PROSPECTUS

Risk/Return Bar Chart and Table

The following bar chart and table may assist in your decision to invest in the FSW shares of the Money Market Portfolio. The bar chart shows the change in the annual total returns of the Class A shares (which are not offered by this Prospectus) over the last ten calendar years. The table shows the average annual total returns for the last one, five and ten year periods for the Class A shares. The table also shows the average annual total returns since the inception of the Class A shares. While analyzing this information, please note that the Portfolio's past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Portfolio may be obtained by calling the Fund toll-free at 1-800-678-3792.



PROSPECTUS                             4



Short Term Income Fund, Inc. - Money Market Portfolio - Class A Shares (1),(2),(3)


[GRAPHIC OMITTED]
Calendar Year End        % Total Return

1992                     3.45%
1993                     2.60%
1994                     3.47%
1995                     5.09%
1996                     4.58%
1997                     4.75%
1998                     4.70%
1999                     4.35%
2000                     5.53%
2001                     3.30%

(1) The chart shows returns for the Class A shares of the Portfolio (which are not offered by this Prospectus) since, as of December 31, 2001, there were no FSW shares issued by the Portfolio. All Classes of the Portfolio will have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. If the expenses of the FSW shares are higher than the Class A shares, then your returns will be lower.

(2) As of March 31, 2002, the Money Market Portfolio's Class A shares had a year-to-date return of 0.33%.

(3) The Money Market Portfolio's Class A shares' highest quarterly return was 1.44% for the quarter ended December 31, 2000; the Money Market Portfolio's Class A shares' lowest quarterly return was 0.44% for the quarter ended December 31, 2001.


        Average Annual Total Returns - For the periods ended December 31, 2001

                                                           Class A
                 One Year                                   3.30%
                 Five Years                                 4.52%
                 Ten Years                                  4.17%
                 Since Inception*                           6.77%

        * The inception date for the Class A shares was November 18, 1980.


                                       5                              PROSPECTUS

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Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                          First Southwest
                                                               Shares

                Management Fees..........................        0.29%
                Distribution and Service (12b-1) Fees....        0.50%
                Other Expenses*..........................        0.31%
                Administration Fees......................  0.21%
                                                                 ------
                Total Annual Fund Operating Expenses.....        1.10%
                                                                 ======

*Estimated because there were no FSW shares issued during the fiscal year ended
 August 31, 2001.

Example

This Example is intended to help you compare the cost of investing in the FSW Shares of the Money Market Portfolio of the Fund with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in FSW shares of the Money Market Portfolio of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the FSW shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year    3 Years     5 Years     10 Years

               $94       $293        $509        $1,131


PROSPECTUS                             6

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Investment Objectives, Principal Investment
Strategies and Related Risks

Investment Objective

The Portfolio is a money market fund which seeks as high a level of current income to the extent consistent with the preservation of capital and maintenance of liquidity. There can be no assurance that the Portfolio will achieve its investment objective.

The investment objective of the Portfolio described in this section may only be changed upon the approval of the holders of A majority of the outstanding shares of the Portfolio.

Principal Investment Strategies

In order to maintain a share price of $1.00, the Portfolio must comply with certain industry regulations. The Portfolio will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Fund may invest. The Portfolio will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Portfolio on a dollar-weighted basis, will be 90 days or less.

The Portfolio will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

The Portfolio shall invest not more than 5% of its total assets in securities issued by a single issuer.

The Portfolio's investment manager considers the following factors when buying and selling securities for the Portfolio: i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

The Portfolio intends to attain its investment objective through investments in the following securities.

(I) United States Government Securities: The Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury (the "Treasury"), such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

                                       7                              PROSPECTUS

(II) Bank Obligations: The Portfolio may purchase certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. The Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets.

(III) Commercial Paper and Certain Debt Obligations: The Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term, unsecured debt of corporations.

(IV) Repurchase Agreements: The Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

(V) Private Placement Investments: The Portfolio may purchase commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) Paper") and securities which are not registered and are issued as private placements pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A Securities"). The Portfolio intends to purchase both liquid and illiquid 4(2) Paper and Rule 144A Securities. Any such illiquid securities that the Portfolio purchases are subject to a maximum of 10% of the value of its net assets.

Risks

The Portfolio complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Portfolio's investments could cause its share price (and the value of your investment) to change.

Since the Portfolio may contain securities issued by foreign governments and other foreign issuers, the Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those of the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers.

PROSPECTUS                             8

Similarly, volume in most foreign securities markets is less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

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Management, Organization and Capital Structure

The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of May 31, 2002, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $15.2 billion. The Manager has been an investment adviser since 1970 and currently is manager of seventeen other registered investment companies of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Under the Investment Management Contract, the Portfolio will pay an annual management fee of .30% of the Portfolio's average daily net assets not in excess of $750 million, plus .29% of such assets in excess of $750 million but not in excess of $1 billion, plus .28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus .27% of such assets in excess of $1.5 billion. For the fiscal year ended August 31, 2001, the Manager received a fee equal to .29% per annum of the Portfolio's average daily net assets.

Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all of the clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Manager receives an annual fee of .21% of the Portfolio's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the fiscal year ended August 31, 2001, the Portfolio paid the Manager a fee for administrative services equal to .21% per annum of the Portfolio's average daily net assets. The Manager, at its discretion, may waive all or portion of the investment management or administrative services fee.

9 PROSPECTUS

Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a fee equal to .25% per annum of the average daily net assets of the FSW shares of the Portfolio under the Shareholder Servicing Agreement and a fee equal to .25% per annum of the average daily net assets of the FSW shares of the Portfolio under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of the Portfolio, will be allocated daily to each Class of shares based on the percentage of outstanding shares at the end of the day.

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Shareholder Information

The Portfolio sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. All transactions in FSW shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from First Southwest Company.

Pricing of Fund Shares

The net asset value of the Portfolio is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday)except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value of the Portfolio is computed by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for the Portfolio. The Portfolio intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

The Portfolio's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities in the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


PROSPECTUS                             10

Shares will be issued as of the first determination of the Portfolio's net asset value per share made after receipt and acceptance by the Fund's transfer agent of First Southwest Company's purchase order. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks or deposit at a Federal Reserve Bank (commonly know as "Federal Funds"). Orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance on the following Fund Business Day. The Portfolio reserves the right to reject any order for its shares. Shares of the Portfolio begin accruing income on the day the shares are issued. Certificates for the FSW shares will not be issued to investors.

Purchase of FSW Shares

Only the FSW shares of the Portfolio are offered through this Prospectus. These shares are offered only through First Southwest Cash Force account. All shares are held in an omnibus account at the Fund through First Southwest Company, which will maintain individual investor accounts.

There is no minimum initial or subsequent investment for FSW shares.

Each FSW shareholder will receive a personalized monthly statement from First Southwest Company listing (i) the total number of FSW shares owned as of the statement closing date, (ii) purchases and redemptions of FSW shares and (iii) the dividends paid on FSW shares reinvested in additional shares.

When instructed by a FSW shareholder to purchase or redeem shares, First Southwest Company, on behalf of the shareholder, promptly transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Initial And Subsequent Purchase:

By Check:

Mail or deliver your check made payable to First Southwest Company, 1700 Pacific Avenue, Suite 500, Dallas, TX 75201.

By Sweep:

First Southwest Company offers automatic daily "sweep" of funds between your brokerage account and the Portfolio.

Electronic Funds Transfers (EFT)

You may purchase FSW shares of the Portfolio by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file


                                      11                              PROSPECTUS
with the entity that makes payments to you the forms that the entity requests. Contact the depositing entity to obtain its forms. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the electronic funds transfer program. Further, First Southwest Company, on behalf of the Portfolio, may terminate your participation upon 30 days' notice to you.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Portfolio following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

You may redeem FSW shares by contacting your account executive.

Generally

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on the frequency of withdrawals. If a shareholder elects to redeem all the shares of the Portfolio he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

Dividends and Distributions

The Portfolio declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Distributions of long-term capital gains, if any, are paid by the Portfolio at least once a year and are reinvested in additional FSW shares.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional FSW shares immediately upon payment thereof.

PROSPECTUS                             12

Tax Consequences

Dividends paid by the Fund from its investment company taxable income including its net short-term capital gains, are taxable to shareholders as ordinary income whether they are distributed to the shareholder or reinvested in additional Fund shares. Dividends designated by the Fund as long-term capital gains which are taxable to shareholders at capital gain rates are also taxable to shareholders whether they are distributed to them or reinvested. A shareholder will be subject to tax on dividends of investment company taxable income or capital gains dividends paid shortly following the shareholder's purchase of shares of the Fund, even though the dividend might be viewed economically as a return of capital to the shareholder.

It is expected that no portion of dividends to shareholders will qualify for the dividends-received deduction for corporations.

The redemption of shares in the Portfolio will be a taxable event on which any gain realized will be subject to tax.

The Portfolio is required by federal law to withhold 30% of reportable payments for 2002 and 2003 ("backup withholding") paid to certain shareholders who have failed to provide a correct Social Security or tax identification number or when the Fund or shareholder has been notified by the IRS that the shareholder is subject to backup withholding. This rate is reduced to 29% for 2004 and 2005 and 28% for 2006 through 2010 under recent legislation. Reports containing appropriate information with respect to the federal income tax status of dividends paid by the Fund during the year are mailed to shareholders annually.

In view of the frequent changes in the tax law, it is recommended that shareholders consult with counsel and other competent tax advisors regarding their individual situation.

[GRAPHIC OMITTED]

Distribution Arrangements

Rule 12b-1 Fees

Investors do not pay a sales charge to purchase FSW shares of the Portfolio. However, the Portfolio pays fees in connection with the distribution of shares and for services provided to FSW shareholders. The FSW class pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the FSW shares of the Portfolio.

                                       13                             PROSPECTUS

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the FSW shares, a distribution fee equal to .25% per annum of the FSW shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the FSW shares, a service fee equal to .25% per annum of the FSW shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The fees are accrued daily and paid monthly and any portion of the fees may be deemed to be used by the Distributor for payments to First Southwest Company with respect to its provision of such services to its clients or customers who are FSW shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and First Southwest Company in carrying out their obligations under the Shareholder Servicing Agreement with respect to FSW shares or the Distributor's agreement with First Southwest Company, as the case may be, and
(ii) preparing, printing and delivering the Portfolio's prospectus to existing FSW shareholders and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate First Southwest Company, for performing shareholder servicing on behalf of the FSW shares of the Portfolio; (ii) to compensate First Southwest Company for providing assistance in distributing the FSW shares of the Portfolio and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's FSW shares. The Distributor may also make payments from time to time from its own resources, which may include (a) the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount the Portfolio is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, the Administrative Services Contract, or under the Shareholder Servicing Agreement or Distribution Agreement in effect for that year.


PROSPECTUS                             14

                      [This page Intentionally Left Blank]

First Southwest Prime Income Fund shares of
Short Term Income Fund, Inc. -
Money Market Portfolio

A Statement of Additional Information (SAI) dated December 28, 2001, as amended June 14, 2002 includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

811-2950


                First Southwest Company
             1700 Pacific Avenue Suite 500
                    Dallas, TX 75201
                     (214) 953-4000


FSWSTIF0602P







Prospectus  June 14, 2002
                                                [GRAPHIC OMITTED]

================================================================================
SHORT TERM
INCOME FUND, INC.                           600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                   DECEMBER 28, 2001, AS AMENDED JUNE 14, 2002
            RELATING TO THE PROSPECTUSES FOR THE CLASS A, CLASS B AND
      TOTAL RESOURCE ACCOUNT CLASS OF THE U.S. GOVERNMENT PORTFOLIO SHARES
     DATED DECEMBER 28, 2001 AND THE FIRST SOUTHWEST PRIME INCOME FUND CLASS
           OF SHARES OF THE MONEY MARKET PORTFOLIO DATED JUNE 14, 2002

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of the Short Term Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus for each Class of shares.

If you wish to invest in the First Southwest Prime Income Fund Class of the Money Market Portfolio ("FSW shares"), you should obtain a separate Prospectus by writing to First Southwest Company, 1700 Pacific Avenue Suite 500, Dallas, TX 75201 or calling First Southwest Company toll-free at (214) 953-4000.

If you wish to invest in the Total Resource Account Class of the U.S. Government Portfolio ("TRA shares"), you should obtain a separate Prospectus by writing to MetLife Securities, Inc., One Madison Avenue, New York, NY 10010 or calling MetLife Securities, Inc. toll-free at 1-800-638-7283.

This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.

                                Table of Contents


Fund History.........................................2      Capital Stock and Other Securities......................11
Description of the Fund and its Investments                 Purchase, Redemption and Pricing of Shares..............12
  and Risks..........................................2      Taxation of the Fund....................................13
Management of the Fund...............................5      Underwriters............................................14
Control Persons and Principal Holders of                    Calculation of Performance Data.........................14
  Securities.........................................7      Financial Statements....................................15
Investment Advisory and Other Services...............7      Description of Ratings..................................16
Brokerage Allocation and Other Practices.............11
--------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on August 22, 1979 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company. The Fund's investment objective is to seek as high a level of current income to the extent consistent with preservation of capital and maintenance of liquidity. No assurance can be given that the objectives of the Fund's Portfolios will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.

The Fund may only purchase United States dollar-denominated securities that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Portfolios are able to employ the amortized cost method of evaluation. The term First Tier Eligible Securities means: (i) securities which have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs"); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is, as determined by the Fund's investment manager, to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee, as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolios (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolios will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund shall not invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities.

There is no guarantee that the Fund will be able to maintain a stable price of $1.00 and thus, it is possible to lose money in this Fund. The income from the Fund will vary with changes in prevailing interest rates. In addition, the Fund's investments are subject to "credit risk", which is the risk that an issuer will be unable to repay its obligations at maturity. The U.S. Government Portfolio reduces credit risk by investing exclusively in obligations issued or guaranteed by the U.S. Government.

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (however, this restriction does not apply to the Fund's investing in Government securities or regulated investment company securities). The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised if applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Investments

The following discussion expands upon the description in the Prospectus of the types of securities in which the Portfolios of the Fund invest.

Bank Obligations

Domestic banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities. State banks whose certificates of deposit may be purchased by the Fund are insured by the FDIC and are subject to Federal examination and to Federal law and regulation.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs") may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign subsidiary of a domestic bank or about a domestic or foreign branch of a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and State regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state of an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

In view of the foregoing factors associated with the purchase of CDs and the TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Manager carefully evaluates such investments on a case by case basis.

Repurchase Agreements

Investments by the Fund in repurchase agreements are made in accordance with procedures established by the Fund providing that the securities serving as collateral for each repurchase agreement are delivered to the Fund's custodian either physically or in book entry form and that the collateral is marked to the market with sufficient frequency to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs the risk of loss with respect to his investment in the event of a default by the issuer if, at the time of default, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. Were a default to occur, the Fund would look to the collateral securing the repurchase agreement to recover its entire investment. In the event that a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses in selling the collateral. The Fund enters into repurchase agreements only with member banks of the Federal Reserve System and "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States government securities. In the view of the management of the Fund, the restrictions and procedures described above which govern the Fund's investments in repurchase agreements substantially minimize the Fund's risk of losses in making those investments. Repurchase agreements may be considered to be loans under the 1940 Act.

Rule 144A Securities and 4(2) Paper

The Money Market Portfolio may purchase securities that are not registered ("registered securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Portfolio may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, the Portfolio will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restriction on resale, and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A securities and 4(2) Paper. The Directors, however, retain sufficient oversight and are ultimately responsible for these determinations. See "Investment Restrictions" for further detail on how liquidity is determined.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions which apply to all Portfolios. They may not be changed unless approved by a majority of the outstanding shares of each Portfolio of the Fund's shares that would be effected by such a change. The term "majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if officers and directors of the Fund or the officers or partners of CDC IXIS Asset Management
        North America, L.P., the managing member of its investment manager, individually own beneficially more than 1/2 of 1% of the issuer's securities or in the aggregate own more than 5% of the issuer's securities; and

(c) (1) make investments for the purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization involving the Fund; (4) invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein), commodities, commodity contracts, commodity options, interests in oil or gas or interests in other mineral exploration or development programs; (5) purchase restricted securities or purchase securities on margin provided, however, with respect to the Money Market Portfolio restricted securities shall not include privately placed securities that are exempt from registration under Section 4(2) or Rule 144A of the Securities Act of 1933; (6) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (7) act as an underwriter of securities; (8) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowings; (9) invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities; (10) invest more than 25% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of issuers conducting their principal business activities in any one industry; provided, however, there is no limitation on the aggregate of a Portfolio's investment in obligations of domestic commercial banks, savings banks and savings and loan associations and in instruments secured by these obligations or in obligations of the United States Government, its agencies or its instrumentalities and in instruments secured by those obligations. Provided, however, that a Portfolio will not acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities; and with respect to 75% of any Portfolio's total assets, the Fund shall not invest more than 10% of such total assets in securities backed by a demand feature or guarantee from the same institution; (11) make loans, except that the Fund may purchase for a Portfolio the debt securities described above under "Description of Investments" and may enter into repurchase agreements as therein described; (12) borrow money, unless the borrowing does not exceed 10% of the total market value of the assets of the Portfolio with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency (not leveraging) purposes or to meet unexpectedly heavy redemption requests. While borrowings exceed 5% of the value of a Portfolio's total assets, a Portfolio will not make any investments; and (13) pledge, mortgage, assign or encumber any of a Portfolio's assets except to the extent necessary to secure a borrowing permitted by clause (12) made with respect to the Portfolio.

With respect to the investment restriction set forth in number (c)(5) above, the Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Directors.

The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Money Market Portfolio is liquid, including at least the following: (i) the frequency and size of trades and quotes for the Rule 144A security; (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;
(iii) dealer undertakings to make a market in the 144A security; and (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) Paper is liquid, the Manager must conclude that the following conditions have been met: (i) the 4(2) Paper must not be in default; (ii) the 4(2) Paper is rated; (a) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or (b) if the security is unrated, the Manager has determined that the security is of acceptable credit quality; and (iii) there is a viable trading market for the specific security, taking into account all relevant factors.

If a percentage restriction is adhered to at the time of an investment a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be partners or officers of CDC IXIS Asset Management North America, L.P., the managing member of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund.

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management, LLC.

Dr. W. Giles Mellon, 71 - Director of the Fund since 1979, is Professor of Business Administration in the Graduate School of Management, Rutgers University, with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 61 - Director of the Fund since 1983, has been a member of the New York State Assembly since 1981, owner of the Straniere Law Firm since 1980 and counsel at Fisher, Fisher & Berger since 1995. His address is 182 Rose

Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex and a Director of WPG Funds Group.

Dr. Yung Wong, 63 - Director of the Fund since 1979, is the Managing Director of Abacus Associates, an investment firm, since 1996. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Steven W. Duff, 48 - President and Director of the Fund since 1994, has been President of the Mutual Funds Division of the Manager since 1994. Mr. Duff is also President and a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Manager.

Molly Flewharty, 51 - Vice President of the Fund since 1983, is Senior Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1977. Ms. Flewharty is also Vice President of 13 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 53 - Vice President of the Fund since 1979, is Senior Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1973. Ms. Jones is also a Vice President of 9 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 45 - Vice President of the Fund since 1982, is Executive Vice President of the Mutual Funds Division of the Manager and has been associated with the Manager since 1980. Ms. Messina is also Vice President of 10 other funds in the Reich & Tang Fund Complex.

Richard DeSanctis, 45 - Treasurer of the Fund since 1992 and Assistant Secretary of the Fund since 2001, is Executive Vice President, Chief Financial Officer and Treasurer of the Manager and has been associated with the Manager since 1990. Mr. DeSanctis is also Treasurer and Assistant Secretary of 12 other funds in the Reich & Tang Fund Complex, and is Vice President, Treasurer and Assistant Secretary of Cortland Trust, Inc.

Rosanne Holtzer, 37 - Assistant Treasurer of the Fund since 1998 and Secretary of the Fund since 2001, is Senior Vice President of the Mutual Funds division of the Manager and has been associated with the Manager since 1986. Ms. Holtzer is also Assistant Treasurer and Secretary of 13 other funds in the Reich & Tang Fund Complex.

The Fund paid an aggregate remuneration of $42,000 to its directors with respect to the period ended August 31, 2001, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract.

As of October 1, 2001, Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $8,000 and a fee of $1,250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table.

                               Compensation Table

                      Aggreagate             Pension or Retirement     Estimated Annual        Total Compensation from
Name of Person,     Compensation from          Benefits Accrued as       Benefits upon          Fund and Fund Complex
Position               the Fund              Part of Fund Expenses        Retirement             Paid to Directors*

Dr. W. Giles Mellon,   $14,000                        0                        0                $51,500 (15 Funds)
Director

Robert Straniere,      $14,000                        0                        0                $51,500 (15 Funds)
Director

Dr. Yung Wong,         $14,000                        0                        0                $51,500 (15 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending August 31, 2001. The parenthetical number represents the number of investment companies (including the Fund) from which the directors receive compensation. A Fund is considered to be in the same Fund complex if among other things, it shares a common investment adviser with the Fund.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On May 31, 2002 there were 316,045,200 Money Market Portfolio - Class A shares outstanding, 805,675,268 Money Market Portfolio - Class B shares outstanding, 249,616,143 U.S. Government Portfolio - Class A shares outstanding, 361,813,943 U.S. Government Portfolio - Class B shares outstanding and 681,510 U.S. Government Portfolio -TRA shares outstanding. As of May 31, 2002, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of May 31, 2002:

   Name and Address                     % of Class         Nature of Ownership

Money Market Portfolio - Class A

H.G. Wellington                           19.31%                 Record
14 Wall Street
New York,  NY  10005

ML Stern LLC                              15.58%                 Record
8350 Wilshire Blvd.
Beverly Hills,  CA  90211

Bank of New York                           9.25%                 Beneficial
One Wall Street - 2nd Floor
New York,  NY  10286

Money Market Portfolio - Class B

Pershing Div. Of DLJ Sec. Corp.           56.45%                 Record
One Pershing Plaza
Jersey City,  NJ  07399
U.S. Government Portfolio - Class A

Neuberger & Berman                        39.02%                 Beneficial
55 Water Street - 27th Floor
New York,  NY  10041

H.G. Wellington                           19.16%                 Record
14 Wall Street
New York,  NY  10005

U.S. Government Portfolio - Class B

BNY Clearing Services LLC                 32.72%                 Beneficial
111 East Kilbourn Avenue - Suite 300
Milwaukee,  WI  53202

Pershing Div. Of DLJ Sec. Corp.            20.61%                 Record
One Pershing Plaza
Jersey City,  NJ  07399

U.S. Government Portfolio - TRA Class

MetLife Securities for the                100.00%                 Record
Exclusive Benefit of
Total Resource Account Holder
485 Rte. 1 South Building E
Iselin,  NJ  08830

V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of May 31, 2002, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $15.2 billion. In addition to the Fund, the Manager acts as investment manager or sub-adviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

RTAMLLC is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in Reich & Tang Asset Management, LLC, a limited liability company. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in Reich & Tang Asset Management, LLC. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management, a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and EULIA, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

The fifteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $134 billion in assets under management or administration as of March 31, 2002.

On July 31, 2000, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, commencing on October 30, 2000, and extending to August 31, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each September 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be partners or officers of CDC IXIS Asset Management North America, L.P., the managing member of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, (i) the Money Market Portfolio will pay an annual management fee of .30% of the Portfolio's average daily net assets not in excess of $750 million, plus .29% of such assets in excess of $750 million but not in excess of $1 billion, plus .28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus .27% of such assets in excess of $1.5 billion and (ii) the U.S. Government Portfolio will pay an annual management fee of .275% of the Portfolio's average daily net assets not in excess of $250 million, plus .25% of such assets in excess of $250 million. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of Fund shares. For the Fund's fiscal year ended August 31, 2001 the Manager received investment management fees totaling $4,102,688 from the Money Market Portfolio and $1,758,414 from the U.S. Government Portfolio, respectively, none of which were waived. For the Fund's fiscal year ended August 31, 2000 the Manager received investment management fees totaling $4,338,243 from the Money Market Portfolio, of which $200,000 was waived. For the Fund's fiscal year ended August 31, 2000 the Manager received investment management fees totaling $2,043,727 from the U.S. Government Portfolio, none of which was waived. For the Fund's fiscal year ended August 31, 1999 the Manager received investment management fees totaling $4,153,608 and $2,351,952 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which were waived.

Pursuant to an Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping related services by The Bank of New York, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund an annual fee equal to .21% of each Portfolio's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the Fund's fiscal year ended August 31, 2001, the Manager received administration fees in the aggregate of $2,930,491 and $1,424,568 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which were waived. For the Fund's fiscal year ended August 31, 2000, the Manager received administration fees in the aggregate of $3,081,652 and $1,664,230 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which were waived. For the Fund's fiscal year ended August 31, 1999, the Manager received administration fees in the aggregate of $2,983,956 and $1,923,140 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which were waived.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to all Classes of a Portfolio will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations (including First Southwest Company) to Class A, FSW and TRA shareholders, and distribution services provided by First Southwest Company with respect to FSW shares, pursuant to the Distribution and Service Plans shall be compensated for by the Distributor from its own resources which includes the shareholder servicing fee and distribution fee, respectively, and by the Manager from its own resources which includes the management fee, administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Distribution And Service Plan

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted amended and restated distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements and Shareholder Servicing Agreements (with respect to Class A shares, FSW shares and TRA shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Plan, and pursuant to the Distribution Agreement for FSW shares; the Distributor receives a distribution fee equal to .25% per annum of the FSW shares' average daily net assets (the "FSW Distribution Fee") for providing distribution related services.

Under the Plans, the Portfolios and the Distributor will enter into Shareholder Servicing Agreements with respect to the Class A shares, FSW shares and TRA shares. Under the Shareholder Servicing Agreements, the Distributor receives from each Portfolio a service fee equal to .25% per annum of each Portfolio's Class A shares, FSW shares and TRA shares average daily net assets (the "Service Fee"). The Service Fee is in exchange for providing personal shareholder services and for the maintenance of shareholder accounts.

The FSW Distribution Fee and the Service Fee are accrued daily and paid monthly and any portion of the FSW Distribution Fee and the Service Fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A, FSW and TRA shares and for payments to Participating Organizations (including First Southwest Company with respect to FSW shares) with respect to servicing their clients or customers who are shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Service Fee.

The following information applies to the Class A shares of the Portfolios. For the fiscal year ended August 31, 2001, the Fund paid a Service Fee for expenditures pursuant to the Plan in amounts of $1,844,242 with respect to the Money Market Portfolio and $1,144,371 with respect to the U.S. Government Portfolio. During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $6,006,946 with respect to the Money Market Portfolio and $2,473,355 with respect to the U.S. Government Portfolio. The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees. Of the payments made pursuant to the Plan by the Fund, with respect to the Money Market Portfolio, $0 was spent on advertising, $26,921 on printing and mailing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $113,909 on compensation to sales personnel, $15,978 on travel and entertainment and $1,145 on other expenses. Of the payments made pursuant to the Plan by the Fund, with respect to the U.S. Government Portfolio, $0 was spent on advertising, $6,354 on printing and mailing of prospectuses to other than current shareholders, $0 on compensation to underwriters, $0 on compensation to broker-dealers, $54,012 on compensation to sales personnel, $7,682 on travel and entertainment and $613 on other expenses. For the fiscal year ended August 31, 2001, the total amount spent pursuant to the Plan for the Class A shares of the Money Market Portfolio was .84% of the average daily net assets of the Portfolio, of which .25% of the average daily net assets was paid by the Portfolio to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .59% was paid by the Manager (which may be deemed an indirect payment by the Portfolio). For the fiscal year ended August 31, 2001, the total amount spent pursuant to the Plan for the Class A shares of the U.S. Government Portfolio was .56% of the average daily net assets of the Portfolio, of which .25% of the average daily net assets was paid by the Portfolio to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .31% was paid by the Manager (which may be deemed an indirect payment by the Portfolio).

With respect to the TRA shares of the U.S. Government Portfolio, for the Fund's fiscal year ended August 31, 2001, the amount payable to the Distributor under the Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 totaled $1,647. During the same period, the Manager and Distributor made total payments under the Plan to or on behalf of Participating Organizations of $0. Of the total amount paid pursuant to the Plan, $0 was utilized for compensation to sales personnel, $0 on travel & entertainment for sales personnel, $0 on Prospectus printing and $0 on miscellaneous expenses. For the fiscal year ended August 31, 2001, the total amount spent pursuant to the Plan for the TRA shares of the Portfolio was 0% of the average daily net assets of the Portfolio.

The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A, FSW shares and TRA shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provides that the Manager may make payments from time to time from its own resources, which may include the management and administrative fees and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A, FSW shares and TRA shares of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Fund's Class A, FSW and TRA shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A, FSW and TRA shares and past profits for the purpose enumerated in (i) above and (2) the FSW Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Manager at its expense also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract, the Shareholder Servicing Agreement or FSW Distribution Agreement in effect for that year.

In accordance with the Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes by the Fund and the Distributor pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.

The Plans have a current term which extends until August 31, 2002. Thereafter, they may continue in effect for successive annual periods commencing September 1, provided they are approved by the Fund's shareholders or by the Board of Directors including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.

Custodian And Transfer Agent

The Bank of New York, 100 Church Street New York, New York 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Independent Accountants

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as independent accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of ten billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of shares, one for each of the portfolios that may be created. Except as noted below, each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Money Market Portfolio offers three classes of common stock, Class A, Class B and the FSW Class of shares. The U.S. Government Portfolio offers three classes of common stock, Class A, Class B and the TRA Class of shares. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B, FSW shares and TRA shares will have different class designations; (ii) only the Class A, FSW shares and the TRA shares will be assessed a service fee pursuant to the Plans of the Fund of .25% of the Class A, FSW shares and TRA shares' average daily net assets; (iii) only the FSW shares will be assessed a distribution fee pursuant to its Plan of .25% of the FSW shares' average daily net assets (iv) only the holders of the Class A, FSW shares and TRA shares will be entitled to vote on matters pertaining to the Plans and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of share ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's Distribution Agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase and redemption of shares in each Prospectus is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value on any day in which the New York Stock Exchange is closed for trading. Those days include: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of each Portfolio of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. The net asset value of a Portfolio is computed by dividing the value of the net assets for such Portfolio (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Portfolio.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Portfolio. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Portfolio. Should that deviation exceed

1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities.

IX.  TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected and has qualified in the past under the Code, to qualify as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to Federal income tax on any undistributed investment company taxable income and undistributed net long-term capital gains. If the Fund does not distribute at least 98% of its ordinary income for the calendar year and 98% of its capital gain net income for a one year period ending October 31 of its taxable year (unless it is eligible to elect another one year period ending either November 30 or December 31) the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

Dividends paid by the Fund from its investment company taxable income including its net short-term capital gains are taxable to shareholders as ordinary income whether they are distributed to the shareholders or reinvested in additional Fund shares. Dividends designated by the Fund as from long-term capital gains which are taxable to shareholders at capital gain rates are also taxable to shareholders whether they are distributed to them or reinvested. A shareholder will be subject to tax on dividends of investment company taxable income or capital gains dividends paid shortly following the shareholder's purchase of shares of the Fund, even though the dividend might be viewed economically as a return of capital to the shareholder.

Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains or accrued market discount upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains and accrued market discount will be taxable to shareholders as ordinary income. Any net capital gains (the excess of net long-term capital gain over net short-term capital loss) will be distributed by the Fund annually. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. However, shareholders who at the time of such a net capital gain distribution have not held their shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains (i.e. gains resulting from certain assets held for more than one year) realized as non-corporate shareholder are taxable at a maximum rate of 20%. Corresponding maximum rate and holding period rules apply with respect to capital gains dividends distributed by the Fund, without regard to the length of time shares have been held by the shareholder.

If a shareholder fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable dividend payments, and proceeds from the redemption of shares.

Dividends and distributions to shareholders will be taxable whether received in cash or reinvested in additional shares of the Fund.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions, although there may be a fee imposed in certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's Portfolios' yield figures, which are based on a chosen seven-day period, are computed as follows: the portfolio's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.

The Portfolios' "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's portfolios' performance, investors should be aware that the Fund's portfolios' yields fluctuate from day to day. The Fund's portfolios' yields for any given period are not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its portfolios' tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by

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
dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

The Fund's Money Market Portfolio's Class A shares' yield for the seven day period ended August 31, 2001 was 2.86% which is equivalent to an effective yield of 2.90%. The Fund's U.S. Government Portfolio's Class A shares' yield for the seven day period ended August 31, 2001 was 2.78% which is equivalent to an effective yield of 2.82%.

The Fund's Money Market Portfolio's Class B shares' yield for the seven day period ended August 31, 2001 was 3.26% which is equivalent to an effective yield of 3.32%. The Fund's U.S. Government Portfolio's Class B shares' yield for the seven day period ended August 31, 2001 was 3.161% which is equivalent to an effective yield of 3.20%.

The Fund's U.S. Government Portfolio's TRA Class shares' yield for the seven day period ended August 31, 2001 was 3.00% which is equivalent to an effective yield of 3.04%.

XII.  FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended August 31, 2001 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

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
DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (c): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

* As described by the rating agencies.


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